UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  September 9, 2005

IMS HEALTH INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-14049	06-1506026
(Commission File Number)	(IRS Employer Identification No.)

1499 Post Road, Fairfield, Connecticut	06824
(Address of Principal Executive Offices)	(Zip Code)

(203) 319-4700
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  OTHER EVENTS.

On September 9, 2005, Dow Jones Newswires reported on an IMS Health presentation delivered before financial analysts and shareholders in the Netherlands.

The company wants to clarify the statement that “more than 50 percent of the company’s shareholders own the stock through US funds that prohibit ownership of foreign stock.”

Since July 11, 2005, when IMS and VNU announced their proposed merger, more than 192 million IMS shares have traded.  The company has no current knowledge of any restrictions that may apply to investors that currently own IMS shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMS HEALTH INCORPORATED

	By:	/s/ Robert H. Steinfeld

	Name:	Robert H. Steinfeld
	Title:	Senior Vice President, General Counsel
and Corporate Secretary

Date: September 14, 2005